UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2020

Tekkorp Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39643	98-1553327
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1980 Festival Plaza Drive, Ste #300
Las Vegas, Nevada	83195
(Address of principal executive offices)	(Zip Code)

(702) 879-9687

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TEKKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TEKK	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TEKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 26, 2020, Tekkorp Digital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase up to 3,750,000 additional Units solely to cover over-allotments, if any.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Tekkorp JEMB LLC, a Cayman Islands limited liability company (the “Sponsor”), Irwin Apartment Trust, a trust for the benefit of the issue of Eric Matejevich, the Company’s Chief Financial Officer, and Robin Chhabra, the Company’s President (collectively, with the Sponsor and Irwin Apartment Trust, the “PPW Purchasers”), generating gross proceeds to the Company of $7,000,000. The PPW Purchasers will purchase up to an additional 750,000 Private Placement Warrants to the extent the underwriters in the IPO exercise the over-allotment option.

A total of $250,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of October 26, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of October 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekkorp Digital Acquisition Corp.

Date: October 30, 2020	By:	/s/ Matthew Davey
Name: Matthew Davey
Title: Chief Executive Officer